UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2005

WHITTIER ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	0-30598	20-0539412
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

333 CLAY STREET, SUITE 1100

HOUSTON, TEXAS 77002

(Address of Registrant’s Principal Executive Offices)

(713) 850-1880

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2005, Whittier Energy Corporation (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) with the Nevada Secretary of State.  The Certificate of Amendment, effective as of October 19, 2005, increases the number of authorized shares of the Company’s common stock, par value $0.001 per share, from 33,333,334 shares to 100,000,000 shares effective October 19, 2005.  A copy of the Certificate of Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 19, 2005, the Company issued a press release announcing the results of its 2005 Annual Stockholders’ Meeting held on October 18, 2005. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation of Whittier Energy Corporation, as filed with the Nevada Secretary of State on October 19, 2005.

99.1	Press release dated October 19, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITTIER ENERGY CORPORATION

Date: October 20, 2005	By:	/s/ Michael B. Young
Michael B. Young
Vice President, Chief Financial Officer and
Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation of Whittier Energy Corporation, as filed with the Nevada Secretary of State on October 19, 2005.

99.1	Press release dated October 19, 2005.